EXHIBIT 10.7

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                                   AND WAIVER

         This SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") is entered into as of March 23, 2001 among DAVEL FINANCING COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"); DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "Parent"); the Parent and the Domestic Subsidiaries of the Borrower, as Guarantors; the Lenders party to the "Credit Agreement" (referred to and defined below); BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent") and PNC Bank, National Association, in its separate capacity as the proposed successor Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, BancBoston Robertson Stephens, Inc., as Syndication Agent and The Chase Manhattan Bank, as Documentation Agent, entered into that certain Credit Agreement, dated as of December 23, 1998 (as amended and modified by that certain First Amendment to Credit Agreement and Consent and Waiver dated as of April 8, 1999 among the Borrower, the Parent, the Domestic Subsidiaries of the Borrower, the Lenders and the Administrative Agent, that certain Second Amendment to Credit Agreement dated as of March 9, 2000 among such parties, that certain Third Amendment to Credit Agreement dated as of June 22, 2000 among such parties, that certain Fourth Amendment to Credit Agreement dated as of September 28, 2000, and that certain Fifth Amendment to Credit Agreement and Wavier dated as of November 29, 2000 among such parties, and as may be further amended or modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has failed to make certain principal and interest payments due on January 12, 2001 under the Credit Agreement and has requested that the Lenders (i) agree to an extension of certain of such payments to certain later dates and (ii) agree to waive each Default and Event of Default which has heretofore directly resulted from such failure and, subject to the terms and conditions of this Amendment, the Lenders have agreed to such extension and waivers; and

         WHEREAS, Bank of America, N.A., which is no longer a Lender under the Credit Agreement, desires to resign from its role as Administrative Agent, and PNC has agreed, subject to the terms and conditions of this Amendment, to serve as successor Administrative Agent.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. AMENDMENTS. Effective as of the date hereof, upon satisfaction of each of the conditions set forth in PARAGRAPH 4 hereof, the Credit Agreement is hereby amended as follows (section and exhibit references used below refer to sections of and exhibits to the Credit Agreement):

          (a) BUDGET DEFINITION. SECTION 1.1 is amended to the add the following new definition to such section in the appropriate alphabetical location:

          "BUDGET" means, the Credit Parties' projected budget of cash expenditures for each year-to-date period ending on the last day of each calendar month of 2001, a copy of which is attached to the Sixth Amendment to this Agreement as EXHIBIT A thereto.

          (b) AMORTIZATION OF REVOLVING LOANS. SECTION 2.1(F) is amended to delete in its entirety the schedule of dates and amounts set forth in such section and to replace such schedule with the following schedule:

             PRINCIPAL AMORTIZATION                      PRINCIPAL AMORTIZATION
                  PAYMENT DATES                             PAYMENT AMOUNT
             ----------------------                      ----------------------
             April 15, 2001                              $1,100,000
             July 15, 2001                               $2,200,000
             October 15, 2001                            $3,300,000
             Revolving Loan Maturity Date/               The then outstanding
                 Tranche B Term Loan Maturity Date       principal amount of all
                                                         Loans and LOC
                                                                Obligations


          (c) INTEREST PAYMENTS. SECTION 3.1(C) is amended to delete each reference to the date "January 12, 2001" set forth in CLAUSE (II) of such section and to replace such references with a references to "the Revolving Loan Maturity Date."

          (d) CERTAIN PREPAYMENT EVENTS. SECTION 3.3(B)(III)(B) is amended to add the following provision to the end of such section:

          ; PROVIDED, HOWEVER, THAT, the Borrower shall not be required by this clause (B) to make a prepayment with respect to proceeds of Dial Around Receivables collected during April, 2001, to the extent the Net Cash Proceeds thereof exceed $1,100,000.

          (e) APPLICATION OF CERTAIN PREPAYMENTS. SECTION 3.3(C) is amended to add the following provision to the end of such section:

               ; PROVIDED, HOWEVER, THAT all amounts prepaid pursuant to Section 3.3(b)(iii)(B) after March, 2001, and applied pursuant to the "THIRD" clause of this paragraph shall be applied to the then remaining installments of the Principal Amortization Payments in the order of their respective maturities.

          (f) FORM OF COMPLIANCE CERTIFICATE. SECTION 7.1(C) is amended to delete the phrase "substantially in the form of EXHIBIT 7.1(C)" and to replace such phrase with the phrase "in a form reasonably acceptable to the Lenders."

          (g) BUDGET RECONCILIATION. SECTION 7.1 is amended to add the following new CLAUSE (N) to such section immediately following existing CLAUSE (M) thereof:

               (n) BUDGET RECONCILIATION. Within thirty (30) days following the end of February, 2001, and each calendar month ending thereafter, the Credit Parties shall provide, in a form reasonably acceptable to the Lenders, (i) a reconciliation of actual year-to-date expenses paid in cash through the last day of such calendar month to budgeted year-to-date cash expenses through such month for each category of expenses set forth in the Budget for such year-to-date period, (ii) a detailed calculation of EBITDA for such month and year-to-date period and (iii) a certification as to the absence of any Event of Default or Default (or if any such Event of Default or Default shall then exist, a description thereof and specification of what action, if any, the Borrower has taken, or proposes to take, with respect thereto).

          (h) FINANCIAL COVENANTS ; BUDGET COMPLIANCE. SECTION 7.2 is deleted in its entirety and replaced with the following provisions:

          7.2      FINANCIAL COVENANTS; BUDGET COMPLIANCE.


               (a) MINIMUM CUMULATIVE EBITDA. The Credit Parties and their Subsidiaries shall have EBITDA for each period set forth below in an amount not less than the applicable minimum amount set forth below:

               PERIOD COMMENCING
               JANUARY 1, 2001 AND
               ENDING ON THE LAST DAY             MINIMUM
               OF THE FOLLOWING MONTH        CUMULATIVE EBITDA
               ----------------------        -----------------

               January, 2001                    $(800,000)
               February, 2001                 $(1,100,000)
               March, 2001                      $(300,000)
               April, 2001                     $1,100,000
               May, 2001                       $3,000,000
               June, 2001                      $4,500,000
               July, 2001                      $6,100,000
               August, 2001                    $7,600,000
               September, 2001                 $8,800,000

               October, 2001                   $9,500,000
               November, 2001                 $11,000,000
               December, 2001                 $12,000,000.

               (b) MAXIMUM CUMULATIVE SIGNING BONUSES. The Credit Parties will not make payments with respect to signing bonuses for customer locations during any period set forth below in amounts which exceed the applicable maximum amount set forth below:

               PERIOD COMMENCING
               JANUARY 1, 2001 AND
               ENDING ON THE LAST DAY           MAXIMUM CUMULATIVE
               OF THE FOLLOWING MONTH           SIGNING BONUS PAYMENTS
               ----------------------           ----------------------

               January, 2001                       $95,000
               February, 2001                     $190,000
               March, 2001                        $285,000
               April, 2001                        $380,000
               May, 2001                        $1,326,000
               June, 2001                       $1,421,000
               July, 2001                       $1,516,000
               August, 2001                     $1,611,000
               September, 2001                  $1,706,000
               October, 2001                    $1,801,000
               November, 2001                   $1,896,000
               December, 2001                   $1,991,000
               January, 2002                    $1,991,000.

               (c) BUDGET COMPLIANCE. The Credit Parties shall not pay expenses in cash, nor shall they permit their Subsidiaries to pay expenses in cash, during any year-to-date period ending as of the last day of any calendar month during 2001, in amounts which would cause the aggregate amount of expenses paid for in cash with respect to any category set forth in the Budget for such year-to-date period to exceed the amount set forth in the Budget (designated therein as "Cumulative") and corresponding to such category for such period by an amount in excess of 15% of such amount set forth in the Budget.

          (i) NON-RENEWAL OF HEDGE AGREEMENTS. SECTION 7.13 is amended to add the following provision to the end of such section:

          except to the extent any such agreement expires by its terms on or after December 31, 2000.

          (j) CAPITAL EXPENDITURES. SECTION 8.14 is deleted in its entirety and replaced with the following provision:

          The Credit Parties will not permit Capital Expenditures for any period set forth below to exceed the applicable maximum amount set forth below:

                 PERIOD COMMENCING
                 JANUARY 1, 2001 AND
                 ENDING ON THE LAST DAY            MAXIMUM CUMULATIVE
                 OF THE FOLLOWING MONTH            CAPITAL EXPENDITURES
                 ----------------------            --------------------

                 January, 2001                        $200,000
                 February, 2001                       $400,000
                 March, 2001                          $500,000
                 April, 2001                          $700,000
                 May, 2001                            $800,000
                 June, 2001                        $1,000,000
                 July, 2001                        $1,100,000
                 August, 2001                      $1,100,000
                 September, 2001                   $1,100,000
                 October, 2001                     $1,120,000
                 November, 2001                    $1,120,000
                 December, 2001                    $1,120,000
                 January, 2002                     $1,120,000.

          (k) COMPLIANCE CERTIFICATE EXHIBIT. EXHIBIT 7.1(C) is deleted in its entirety.


2. WAIVER. Effective as of January 12, 2001, upon satisfaction of the conditions set forth in PARAGRAPH 4 hereof, the Lenders hereby waive each Event of Default and Default which would otherwise have resulted from the Borrower's failure to timely make the principal and interest payments due and payable on January 12, 2001 under the Credit Agreement.

3. REPLACEMENT ADMINISTRATIVE AGENT. Upon the satisfaction of the conditions set forth in PARAGRAPH 4 hereof, each of the Borrowers, the Guarantors, the Administrative Agent, PNC Bank, National Association, and the Lenders hereby agree as follows, notwithstanding anything in the Credit Agreement or the other Credit Documents to the contrary:

          (a) Bank of America, N.A. shall have hereby effectively resigned as Administrative Agent and Collateral Agent (hereinafter, the "Old Agent"), and PNC Bank, National Association shall have effectively been appointed as the successor Administrative Agent and Collateral Agent (the "New Agent");

          (b) The New Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Administrative Agent and Collateral Agent under the Credit Agreement and the other Credit Documents, and the Old Agent shall be thereupon discharged from its duties and obligations as Administrative Agent and Collateral Agent under the Credit Agreement and the other Credit Documents;

          (c) Without limiting the benefit thereof for the New Agent, all indemnification and reimbursement provisions of the Credit Agreement shall continue to inure to the benefit of the Old Agent indefinitely with respect to all actions and omissions of the Old Agent in its capacity as Administrative Agent and Collateral Agent;

          (d) All security interests and liens held by the Old Agent pursuant to any of the Credit Documents shall be thereupon effectively and irrevocably assigned to the New Agent without the necessity of any further action on the part of such parties;

          (e) The Old Agent shall, upon the request from time to time by the New Agent, and at the sole cost and expense of the Borrower, execute and deliver to the New Agent such UCC Statements of Assignment and other assignment instruments, and deliver any and all original instruments and securities certificates physically held by the Old Agent to the New Agent, in each case as may be reasonably requested by the New Agent to fully effect such assignment to the New Agent;

          (f) The Old Agent agrees and acknowledges that its engagement of Sidley & Austin (and Sidley & Austin's engagement of Policano & Manzo) shall be thereupon terminated, and hereby waives all conflicts on interest, if any, resulting from the Lenders' engagement of such professionals; and

          (g) The Borrower hereby agrees to pay to the New Agent, agency fees, in cash or other immediately available funds, in an initial amount of $90,000 due and payable on the date this Amendment becomes effective, and in additional monthly amounts of $30,000 due and payable on the first calendar day of each month ending after the effective date hereof, commencing with May, 2001, which fees shall be fully-earned and non-refundable when due.

4. CONDITIONS PRECEDENT. The effectiveness of the provisions of PARAGRAPHS 1, 2 and 3 of this Amendment is subject to the receipt by the Administrative Agent of
(a) counterparts to this Amendment duly executed by each of the Credit Parties and each of the Lenders, (b) payment in advance to PNC Bank, National Association, in its capacity as successor Administrative Agent, of the initial agency fee due and payable to it upon the effective date of this Amendment as provided in CLAUSE (G) of PARAGRAPH 3 hereof, and (c) payment by the Borrower, in immediately available funds, of all unpaid invoices with respect to fees, expenses and retainers of Sidley & Austin and Policano & Manzo relating to services rendered by (or retainers payable to) such professionals in connection with the Credit Agreement and related transactions and with respect to which invoices have been submitted to the Company on or prior to the date hereof; PROVIDED, HOWEVER, that only one-half of the amount of the retainer set forth in such invoices submitted by Sidley & Austin need to be paid by the Company for purposes of satisfying the conditions described in this paragraph (with the balance thereof due as provided in PARAGRAPH 10 hereof).

5. RATIFICATION OF CREDIT AGREEMENT. The Credit Agreement, as heretofore amended, is hereby ratified and confirmed and shall remain in full force and effect according to its terms, including, without limitation, the liens granted pursuant to the Collateral Documents. Nothing contained in this Amendment shall constitute a waiver of any Default or Event of Default which may have occurred, whether or not known to the Administrative Agent or any Lender, or any right or remedy of the Administrative Agent or any Lender with respect to any such Default or Event of Default, all of which rights and remedies are hereby reserved by the Administrative Agent and the Lenders.

6. AUTHORITY/ENFORCEABILITY. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than that which may have been previously obtained).

7. NO DEFAULT. The Credit Parties represent and warrant to the Lenders that, after giving effect to the waivers contemplated in PARAGRAPH 2 of this Amendment, (a) the representations and warranties of the Credit Parties set forth in SECTION 4 of the Credit Agreement are true and correct in all material respects as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

8. RELEASE. Each Credit Party hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges each Lender, the Administrative Agent and the Issuing Lender, and all affiliates, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the "Releasees") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Releasees and which may have arisen at any time on or prior to the effective date hereof and which were in any manner related to this Amendment or any Credit Document or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (such claims being hereinafter referred to collectively as the "Released Claims"). Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

9. COUNTERPARTS/TELECOPY. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

10. CERTAIN AMOUNTS DUE TO THE ADMINISTRATIVE AGENT. The Company hereby agrees to pay to the administrative Agent, not later than on the date on which it receives any proceeds from the collection of Dial-Around Receivables during the month of April, 2001, the then remaining unpaid balance of the expense retainer set forth in the invoices of Sidley & Austin submitted to the Company on or prior to the date hereof, the failure of which shall thereupon constitute an Event of Default.

11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                     * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

         BORROWER:                      DAVEL FINANCING COMPANY, L.L.C.,
                                        a Delaware limited liability company

                                        By:  DAVEL COMMUNICATIONS, INC.,
                                             its sole managing member


                                        By:  /s/ BRUCE W. RENARD
                                             -----------------------------------
                                             Name:  BRUCE W. RENARD
                                                    ----------------------------
                                             Title: CORPORATE SECRETARY
                                                    ----------------------------

         PARENT GUARANTOR:              DAVEL COMMUNICATIONS, INC.,
                                        a Delaware corporation

                                        By:  /s/ BRUCE W. RENARD
                                             -----------------------------------
                                             Name:  BRUCE W. RENARD
                                                    ----------------------------
                                             Title: CORPORATE SECRETARY
                                                    ----------------------------


         SUBSIDIARY GUARANTORS:         DAVEL COMMUNICATIONS GROUP, INC.,
                                        an Illinois corporation

                                        PEOPLES TELEPHONE COMPANY, INC.,
                                        a New York corporation

                                        PEOPLES TELEPHONE COMPANY, INC.,
                                        a New Hampshire corporation

                                        PEOPLES COLLECTORS, INC.,
                                        a Delaware corporation

                                        PTC CELLULAR, INC.,
                                        a Delaware corporation

                                        PTC SECURITY SYSTEMS, INC.,
                                        a Florida corporation

                                        SILVERADO COMMUNICATIONS CORP.,
                                        a Colorado corporation

                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                         PEOPLES ACQUISITION CORP.,
                                         a Pennsylvania corporation

                                         TELALEASING ENTERPRISES, INC.,
                                         an Illinois corporation

                                         ADTEC COMMUNICATIONS, INC.,
                                         a Florida corporation

                                         INTERSTATE COMMUNICATIONS, INC.,
                                         a Georgia corporation

                                         T.R.C.A., INC.,
                                         an Illinois corporation

                                         DAVELTEL, INC.,
                                         an Illinois corporation

                                         DAVEL MEXICO, LTD.,
                                         an Illinois corporation

                                         COMMUNICATIONS CENTRAL INC.,
                                         a Georgia corporation

                                         CENTRAL PAYPHONE SERVICES, INC.,
                                         a Georgia corporation

                                         COMMUNICATIONS CENTRAL
                                         OF GEORGIA, INC.,
                                         a Georgia corporation

                                         INVISION TELECOM, INC.,
                                         a Georgia corporation

                                        By:  /s/ BRUCE W. RENARD
                                             -----------------------------------
                                             Name:  BRUCE W. RENARD
                                                    ----------------------------
                                             Title: CORPORATE SECRETARY
                                                    ----------------------------


                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

         ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A. (FORMERLY,
                                           NATIONSBANK, N.A.),
                                  in its capacities as the Administrative Agent, Old Agent and Collateral Agent

                                  By: /s/ CHARLES D. GRABER
                                       -----------------------------------------
                                           Name:  CHARLES D. GRABER
                                                  ------------------------------
                                           Title: VICE PRESIDENT
                                                  ------------------------------

                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

LENDERS:                           ARK CLO 2000 I, LIMITED

                                   By: /s/ LYNN TILTON
                                       -----------------------------------------
                                           Name:  LYNN TILTON
                                                  ------------------------------
                                           Title: AUTHORIZED SIGNATORY
                                                  ------------------------------



                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                  U.S. BANK NATIONAL ASSOCIATION



                                  By: /s/ JAMES P. CECIL
                                      -------------------------------------
                                      NAME:  JAMES P. CECIL
                                             ------------------------------
                                      TITLE: AVP
                                             ------------------------------


                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                 CREDIT AGRICOLE INDOSUEZ

                                 By: /s/ LARRY MATERI
                                     ----------------------------------
                                     Name:  Larry Materi
                                            ---------------------------
                                     Title: Vice President
                                            ---------------------------



                                 By: /s/ PAUL A. DYTRYCH
                                     ----------------------------------
                                     Name:  Paul A. Dytrych
                                            ---------------------------
                                     Title: Vice President
                                            Senior Relationship Manager
                                            ---------------------------

                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                  PNC BANK, NATIONAL ASSOCIATION, in its
                                  capacities as a Lender and as successor
                                  Administrative Agent and Collateral Agent



                                  By: /s/ MICHAEL A. VALERIO, JR.
                                      ---------------------------------
                                      Name:  MICHAEL A. VALERIO, JR.
                                             --------------------------
                                      Title: VICE PRESIDENT
                                             --------------------------

                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                   HELLER FINANCIAL, INC.

                                   By: /s/ CRAIG THISTLETHWAITE
                                       -----------------------------------------
                                           Name:  CRAIG THISTLETHWAITE
                                                  ------------------------------
                                           Title: ASSISTANT VICE PRESIDENT
                                                  ------------------------------


                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                   BNP PARIBAS

                                   By: /s/ EDWARD V. CANALE
                                       ---------------------------------
                                       Name:  Edward V. Canale
                                              --------------------------
                                       Title: Managing Director
                                              --------------------------



                                   By: /s/ KATHRYN B. QUINN
                                       ---------------------------------
                                       Name:  Kathryn B. Quinn
                                              --------------------------
                                       Title: Vice President
                                              --------------------------



                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                    EATON VANCE SENIOR INCOME TRUST

                                    By: EATON VANCE MANAGEMENT,
                                        as Investment Advisor

                                    By: /s/ SCOTT H. PAGE
                                        ---------------------------------
                                        Name:  SCOTT H. PAGE
                                               --------------------------
                                        Title: VICE PRESIDENT
                                               --------------------------



                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                   SENIOR DEBT PORTFOLIO

                                   By: BOSTON MANAGEMENT AND
                                       RESEARCH, as Investment Advisor

                                    By: /s/ SCOTT H. PAGE
                                        ---------------------------------
                                        Name:  SCOTT H. PAGE
                                               --------------------------
                                        Title: VICE PRESIDENT
                                               --------------------------



                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                   OXFORD STRATEGIC INCOME FUND

                                   By: EATON VANCE MANAGEMENT,
                                       as Investment Advisor

                                    By: /s/ SCOTT H. PAGE
                                        ---------------------------------
                                        Name:  SCOTT H. PAGE
                                               --------------------------
                                        Title: VICE PRESIDENT
                                               --------------------------


                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                  MORGAN STANLEY DEAN WITTER
                                  PRIME INCOME TRUST

                                  By: /s/ SHEILA FINNERTY
                                      ------------------------------------------
                                      Name:  SHEILA FINNERTY
                                             -----------------------------------
                                      Title: SENIOR VICE PRESIDENT
                                             -----------------------------------


                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                  CERBERUS PARTNERS, L.P.

                                  By: Cerberus Associates, L.L.C., as General
                                      Partner

                                  By:  /s/ KEVIN GENDA
                                       -----------------------------------------
                                       Name:  KEVIN GENDA
                                              ----------------------------------
                                       Title: MANAGING DIRECTOR
                                              ----------------------------------


                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001

                                    AMROC INVESTMENTS, LLC


                                   By: /s/ MARC LASRY
                                       ---------------------------------
                                       Name:  Mark Lasry
                                              --------------------------
                                       Title: Senior Managing Director
                                              --------------------------

                        Signature Page to Sixth Amendment
                           Dated as of March 23, 2001